UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

MRC GLOBAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35479	20-5956993
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 McKinney Street, Suite 2300

Houston, Texas 77010

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

MRC Global Inc. (“MRC Global” or the “Company”) executive management will make presentations from time to time to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in MRC Global and its business regarding, among other things, MRC Global’s operations and performance. A copy of the materials to be used at the presentations (the “Presentation Materials”) is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in the Presentation Materials is summary information that should be considered in the context of MRC Global’s filings with the Securities and Exchange Commission and other public announcements that MRC Global may make by press release or otherwise from time to time. The Presentation Materials speak as of the date of this Current Report on Form 8-K. While MRC Global may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, MRC Global specifically disclaims any obligation to do so. The Presentation Materials will also be posted in the Investor Relations section of MRC Global’s website, https://www.mrcglobal.com, for 90 days.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced under Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor presentation, dated September 18, 2023

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Investor presentation, dated September 18, 2023

104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2023

MRC GLOBAL INC.

By:	/s/ Kelly Youngblood
Kelly Youngblood
Executive Vice President and Chief Financial Officer

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